Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

13. Commitments and Contingencies

Revenue Guarantees

On a select basis, the Company has provided revenue share guarantees to certain independent publishers that transition their publishing operations from another platform to theMaven.net or maven.io. These arrangements generally guarantee the publisher a monthly amount of income for a period of 12 to 24 months from inception of the publisher contract that is the greater of (a) a fixed monthly minimum, or (b) the calculated earned revenue share. For the three months ended June 30, 2021 and 2020, the Company recognized publisher partner guarantees of $1,803,597 and $2,628,477, respectively. For the six months ended June 30, 2021 and 2020, the Company recognized publisher partner guarantees of $3,566,954 and $5,002,564, respectively.

Claims and Litigation

From time to time, the Company may be subject to claims and litigation arising in the ordinary course of business. The Company is not currently a party to any pending or threatened legal proceedings that it believes would reasonably be expected to have a material adverse effect on the Company’s business, financial condition, results of operations or cash flows.

Liquidated Damages

The following table summarizes the contingent obligations with respect to the liquidated damages as of the date these condensed consolidated financial statements were issued or were available to be issued:

	Registration Rights Damages	Public Information Failure Damages	Accrued Interest	Balance
Series H Preferred Stock	$-	$5,236	$93,575	$98,811
12% Convertible Debentures	-	-	36,320	36,320
Series I Preferred Stock	-	-	111,184	111,184
Series J Preferred Stock	240,000	240,000	108,059	588,059
Series K Preferred Stock	-	661,680	11,221	672,901
Total	$240,000	$906,916	$360,359	$1,507,275

26.	Commitments and Contingencies

Revenue Guarantees

On a select basis, the Company has provided revenue share guarantees to certain independent publishers that transition their publishing operations from another platform to theMaven.net or maven.io. These arrangements generally guarantee the publisher a monthly amount of income for a period of 12 to 24 months from inception of the publisher contract that is the greater of (a) a fixed monthly minimum, or (b) the calculated earned revenue share. During the years ended December 31, 2020 and 2019, the Company paid Publisher Partner guarantees of $9,391,135 and $7,111,248, respectively.

Claims and Litigation

From time to time, the Company may be subject to claims and litigation arising in the ordinary course of business. The Company is not currently a party to any pending or threatened legal proceedings that it believes would reasonably be expected to have a material adverse effect on the Company’s business, financial condition, results of operations or cash flows.

Liquidated Damages

The Company determined that it is contingently liable for certain for the Registration Rights Damages and Public Information Failure Damages (collectively the “Liquidated Damages”) covering the instruments in the table below, therefore, a contingent obligation (including interest computed at 1% per month based on the balance outstanding for each Liquidating Damages) exist as of the issuance date of these consolidated financial statements as follows:

	Series H Preferred Stock	Series J Preferred Stock	Series K Preferred Stock	Total Liquidated Damages
Registration Rights Damages	$-	$360,000	$-	$360,000
Public Information Failure Damages	7,854	360,000	1,082,520	1,450,374
Accrued interest	153	7,437	2,817	10,407
	$8,007	$727,437	$1,085,337	$1,820,781